SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 2, 1998
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             1-3950                                 38-0549190
             ------                                 ----------
    (Commission File Number)              (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                  48121
 --------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code 313-322-3000
                                                       ------------





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                                        -2-

Item 5.  Other Events.
---------------------

     The Consolidated Financial Statements of Ford Motor Company and Subsidiaries for the year ended and at December 31, 1997 together with the Report on Examination thereof by Coopers & Lybrand L.L.P., independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                 Description                    Method of Filing
-----------                 -----------                    ----------------

Exhibit 20        Consolidated Financial Statements      Filed with this Report
                  of Ford and Subsidiaries for the
                  year ended and at December 31, 1997
                  together with the Report on
                  Examination thereof by Coopers &
                  Lybrand L.L.P., independent
                  certified public accountants

Exhibit 23        Consent of Experts                     Filed with this Report

Exhibit 27.1      Financial Data Schedule -
                  Automotive Segment                     Filed with this Report

Exhibit 27.2      Financial Data Schedule -
                  Financial Services Segment             Filed with this Report

Exhibit 27.3      Financial Data Schedule -
                  Conglomerate Total                     Filed with this Report




                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                      FORD MOTOR COMPANY
                                      ------------------
                                         (Registrant)


Date:  February 2, 1998               By/s/Peter Sherry, Jr.
                                           ------------------
                                           Peter Sherry, Jr.
                                           Assistant Secretary



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                                       -3-

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                   DESCRIPTION                       PAGE
-----------                   -----------                       ----

Exhibit 20        Consolidated Financial Statements
                  of Ford and Subsidiaries for the
                  year ended and at December 31, 1997
                  together with the Report on
                  Examination thereof by Coopers &
                  Lybrand L.L.P., independent
                  certified public accountants

Exhibit 23        Consent of Experts

Exhibit 27.1      Financial Data Schedule -
                  Automotive Segment

Exhibit 27.2      Financial Data Schedule -
                  Financial Services Segment

Exhibit 27.3      Financial Data Schedule -
                  Conglomerate Total




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